EXHIBIT 23.1

           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 9, 2004 with respect to the financial statements of Global Concepts, Ltd. and Subsidiaries for the years ended December 31, 2003 and 2002.


                         /s/Rosenberg Rich Baker Berman & Co.
                         -------------------------------------
                         Rosenberg Rich Baker Berman & Co.
                         Certified Public Accountants


Bridgewater, New Jersey
January 18, 2005